Exhibit 10.12

JUNE 1, 2021 SUBSURETYSHIP, POWER OF ATTORNEY,
AND INDEMNIFICATION AGREEMENT

This June 1, 2021 SUBSURETYSHIP, POWER OF ATTORNEY, AND INDEMNIFICATION AGREEMENT (“the June 1, 2021 Agreement”) is made this 1st day of June 2021 by and between EVEREST REINSURANCE COMPANY (“EVEREST”), a Delaware domiciled company with its principal offices at 100 Everest Way, Warren, New Jersey, 07059 and HOUSTON SPECIALTY INSURANCE COMPANY, IMPERIUM INSURANCE COMPANY, GREAT MIDWEST INSURANCE COMPANY, OKLAHOMA SPECIALTY INSURANCE COMPANY, and BOSTON INDEMNITY COMPANY, INC. (hereinafter collectively referred to as the “Principal Surety”) with principal offices at 800 Gessner Road, Suite 600, Houston, Texas 77024.

WHEREAS, EVEREST and the Principal Surety desire that this June 1, 2021 Agreement shall apply to any and all Principal Surety-issued bond business effective on or after June 1, 2021 with EVEREST on which EVEREST provides Subsurety Support (as defined herein) under the Surety XOL Reinsurance Contract, effective June 1, 2021, as amended from time to time; together with, if applicable, any facultative Offers and Acceptances issued pursuant to such Reinsurance Contract, as revised, between the Principal Surety and EVEREST (all such agreements being hereinafter collectively referred to in the singular throughout this June 1, 2021 Agreement as the “Reinsurance Contract”);

WHEREAS, subject to the limits, terms and conditions of the written, authorized power of attorney issued to the Principal Surety by EVEREST, the Principal Surety from time to time may issue surety bonds on which the obligee requires a carrier: (a) with a rating of “A+” or better from A.M. Best, (b) with a Treasury Listing that exceeds the Principal Surety’s Department of the Treasury’s Listing of Approved Sureties (Department Circular 570); (c) to act as the Principal Surety’s cut-through reinsurer pursuant to a cut-through endorsement in the reinsurance contract (e.g., a Miller Act endorsement); or (d) to otherwise support the Principal Surety in a way or form to which EVEREST has given its prior written consent (hereinafter collectively referred to as the “Subsurety Support”);

WHEREAS, subject to the limits, terms and conditions of the written, authorized power of attorney issued to the Principal surety on a per-bond basis by EVEREST, the Principal Surety may request EVEREST to provide such Subsurety Support on Principal Surety-issued bonds and to authorize the Principal Surety: (a) to designate EVEREST as an additional surety on the bonds or (b) to request the designation of EVEREST as a cut-through reinsurer on such bonds;

WHEREAS, the parties acknowledge and agree that: (i) at all times and in every instance contemplated by this June 1, 2021 Agreement, EVEREST is acting in the capacity of a subsurety; and (ii) in order to be eligible for Subsurety Support under the June 1, 2021 Agreement, EVEREST must approve each and every applicable bond and (iii) the bond must fall within the scope and coverage of Reinsurance Contract;

June 1, 2021 Subsuretyship, Power of Attorney, and Indemnification Agreement

WHEREAS, to induce EVEREST to enter into this June 1, 2021 Agreement with the Principal Surety, the Principal Surety has agreed to provide collateral in the amount of Two Hundred Fifty Thousand Dollars ($250,000), payable in cash or letter of credit within thirty (30) calendar days of June 1, 2021.

WHEREAS, as a further inducement to EVEREST to enter into this June 1, 2021 Agreement with the Principal Surety, the Principal Surety, on behalf of itself and its affiliates, if any, or as any may become applicable (hereinafter, such affiliates collectively referred to as the “Co-Indemnitor” or “Co-Indemnitors”, if any), have agreed jointly and severally and without limitation to hold EVEREST harmless and indemnify EVEREST from and against any and all liability and/or expense arising from EVEREST’s Subsurety Support on bonds issued by the Principal Surety in accordance with this June 1, 2021 Agreement and /or alleged to have been issued in accordance with this June 1, 2021 Agreement, whether such liability and/or expense directly or indirectly is caused by, is in connection with, is related to, or arises out, howsoever remote, tenuous, or attenuate, any actual and/or alleged error, act, mistake, and/or omission committed by the Principal Surety, by any Co-Indemnitors, and/or by any actual, apparent, presumed and/or alleged custodian, agent and/or sub-agent of the Principal Surety and/or any actual, apparent, presumed, and/or alleged designee of the Principal Surety.

WHEREAS, the parties recognize that any obligation of the Principal surety and/or any Co-Indemnitor under this June 1, 2021 Agreement shall survive its termination.

NOW THEREFORE, in consideration of the foregoing “WHEREAS” clauses, the truth and accuracy of which are hereby acknowledged by the parties and which are hereby incorporated by reference as an integral part of this June 1, 2021 Agreement, and the mutual covenants and promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.   Subsurety Support Limits: Subject to this June 1, 2021 Agreement including Schedule B hereto, upon the prior approval by EVEREST, EVEREST agrees to provide Subsurety Support to the Principal Surety only on bonds covered under the Reinsurance Contract. In the absence of a “per principal” or “per bond” penal sum limit in the Reinsurance Contract, the Principal Surety shall never authorize, commit or purport to commit EVEREST Subsurety Support on any bond if the penal sum of the final bond will exceed:

A.   The sum of the “per principal” limits of the applicable Reinsurance Contract of all EVEREST-reinsured layers, excluding the amount of the Principal Surety’s retention, for bonds ceded under a “per principal” excess of loss treaty or facultative Reinsurance Contract;

B.    The sum of the “per bond” limits of the applicable Reinsurance Contract of all EVEREST-reinsured layers, excluding the amount of the Principal Surety’s retention, for bonds ceded under a “per bond” excess of loss treaty or facultative Reinsurance Contract;

C.    The maximum “per bond” cession limit of the applicable Reinsurance Contract for bonds ceded under a pro rata treaty Reinsurance Contract; or

June 1, 2021 Subsuretyship, Power of Attorney, and Indemnification Agreement

D.    The maximum “per bond” cession limit set forth in an applicable Offer and Acceptance for bonds ceded under a pro rata facultative Reinsurance Contract.

In the event that a bond is covered under both a pro rata and excess of loss Reinsurance Contract, the Subsurety Support bond penal sum shall never exceed the maximum “per bond” cession limit set forth in the relevant pro rata Reinsurance Contract. In cases involving EVEREST-authorized special acceptances, the final bond penal sum shall never exceed the amount set forth in the special acceptance excluding the amount of the Principal Surety’s retention or, if no such amount is set forth, as determined in accordance with Subsections (A) through (D) above.

Notwithstanding anything contained herein to the contrary, it is hereby understood and agreed by EVEREST and Principal Surety that where EVEREST is providing Subsurety Support to Principal Surety, the total cost to complete on all such bonds outstanding at any one time shall not exceed Fifty Million Dollars ($50,000,000).

2.     Unreinsured Bond Prohibition: The Principal Surety is prohibited from affixing an EVEREST power of attorney to a bond issued by the Principal Surety that is: (i) not approved by EVEREST and (ii) not covered under the terms of the Reinsurance Contract. In the event that the Principal Surety in error affixes an EVEREST power of attorney to a bond that is not covered under the Reinsurance Contract and not approved by EVEREST, the Principal Surety shall replace EVEREST on the bond with another qualified surety within fifteen (15) days of discovery of the error by the Principal Surety or of EVEREST’s written or oral notification of the Principal Surety regarding the error. If the Principal Surety is prohibited from replacing EVEREST on the bond by its terms or is unable for any reason to replace EVEREST, EVEREST, in its sole discretion, may demand, and the Principal Surety and all other Co-Indemnitors shall immediately post, collateral for the benefit of, and in a form acceptable to, EVEREST up to an amount equal to EVEREST’s maximum potential exposure under the bond. If EVEREST permits the Principal Surety and all other Co-Indemnitors to post less than EVEREST’s maximum exposure under the bond, EVEREST may, from time to time, require the Principal Surety and all other Co-Indemnitors to increase the amount of collateral immediately upon demand by any amount it deems appropriate, in its sole discretion, up to EVEREST’s maximum potential exposure. Such issuance in error shall terminate the Principal Surety’s authorization to use EVEREST’s Subsurety Support.

3.     Designation and Obligations of Custodians: The Principal Surety hereby designates on Schedule A to this June 1, 2021 Agreement the persons currently authorized to serve as custodians (the “Custodians”) of EVEREST powers of attorney and corporate seals. EVEREST agrees to deliver to each Custodian EVEREST corporate seals. Upon delivery of the corporate seals to the Custodian, the Principal Surety shall ensure that a written and signed receipt is returned to EVEREST from each authorized Custodian. From time to time, the Principal Surety may request that the Custodians listed in Schedule A be amended, subject always to EVEREST’s prior written approval. The Principal Surety shall ensure that each new Custodian is notified in writing regarding the terms and conditions in this June 1, 2021 Agreement regarding their use of EVEREST powers of attorney and corporate seals, and the Custodians shall acknowledge, in writing, their agreement to abide by those terms and conditions. The Principal Surety acknowledges the existence of a fiduciary relationship between it, EVEREST, and these Custodians, who are charged with the care and safekeeping of EVEREST’s powers and corporate seals and with exercising EVEREST’s powers responsibly, in good faith, and in accordance with this June 1, 2021 Agreement and Schedule B, which is hereby incorporated by reference into this Agreement. The Principal Surety shall enforce strict compliance with these fiduciary obligations by all Custodians. All Custodians listed in Schedule A shall be deemed to be agents of the Principal Surety and the Co-Indemnitors, if any.

June 1, 2021 Subsuretyship, Power of Attorney, and Indemnification Agreement

4.    Errors and Omissions Clause: The Principal Surety agrees to maintain insurance in an amount acceptable to EVEREST to cover Custodian malfeasance, errors, malpractice or mistakes. Such insurance will inure to the benefit of this June 1, 2021 Agreement, the Reinsurance Agreement and to EVEREST.

5.    Bond Reporting and Audits: Periodically, the Principal Surety shall provide to EVEREST and/or caused to be provided to EVEREST by any Custodian, agent, and/or sub agent of the Principal Surety all appropriate and necessary information on bonds on which it provides Subsurety Support issued by the Principal Surety so that EVEREST can properly account for this business and prepare all regulatory filings in a timely manner. EVEREST may review and audit at the Principal Surety’s and/or the Principal Surety’s Custodians’, agents’ and/or sub agent’s bond files, power of attorney logs, Custodian activities, and any other records related to this Agreement at any time.

6.    Termination of Bonding Authority:

A.   At any time, EVEREST, in its sole discretion and with or without cause, may immediately terminate or modify the Principal Surety’s authority to issue any EVEREST power of attorney or to use its corporate seal upon written or verbal notice to the Principal Surety and regardless of whether a Reinsurance Contract remains in effect. The Principal Surety agrees to cooperate with EVEREST to obtain the prompt return of all evidences of powers of attorney and the corporate seals in the possession of a Custodian or any other person. The Principal Surety’s authority to designate EVEREST as the provider of Subsurety Support on any bond shall in any event terminate automatically and simultaneously upon the expiration or termination of the relevant Reinsurance Contract.

B.    In the event that Principal Surety’s A.M. Best’s rating falls below “A-”, this June 1, 2021 Agreement shall terminate automatically and without notice to the Principal Surety by EVEREST and the Principal Surety immediately shall cease and desist from issuing bonds on a co-surety basis using EVEREST’s power of attorney and shall comply with all of the requirements of sub-section (A) of this Section of this June 1, 2021 Agreement regarding termination of bonding authority.

June 1, 2021 Subsuretyship, Power of Attorney, and Indemnification Agreement

7.    Claims Handling on Subsurety Supported Bonds:

A.   Unless otherwise directed by EVEREST in writing, the Principal Surety shall be responsible for handling all claim matters arising under bonds on which EVEREST provided Subsurety Support, including but not limited to the following claims handling matters:

(1)	Providing immediate notice to EVEREST of any claim or suit brought or filed against a bond;

(2)	Acknowledging receipt of all claims and representing to all bond claimants that it is authorized to handle bond claims on behalf of EVEREST;

(3)	Using good faith efforts to determine liability, evaluate claimed amounts, settle or defend any claim or suit, and take such other actions as it may deem necessary while at all times acting consistent with the protection of EVEREST’s subsurety rights and interests, provided that, in no event shall such actions involve either the extension of credit or the advancement of money;

(4)	In every case, complying with all state regulations with respect to claim handling;

(5)	Protecting and defending EVEREST at the Principal Surety’s sole expense against any and all claims, litigation and arbitration arising under bonds on which EVEREST provided Subsurety Support, any and all alleged violations of insurance regulations, and any and all alleged statutory, common law and other claims and causes of action arising under bonds on which EVEREST provided Subsurety Support; and

(6)	Providing EVEREST with information regarding the handling of all claims, litigation and arbitration under the bonds as often and in such detail as EVEREST may request from time to time.

B.   EVEREST expressly reserves the right to:

(1)	Settle any claim or litigation against it in its capacity as a subsurety on any bond and to obtain releases fully extinguishing the liability of EVEREST and, if necessary, the liability of the Principal Surety and the Principal Surety hereby agrees to be bound by and follow all of EVEREST’s liability incurred and settlements in this regard;

(2)	Reject any bond claim counsel selected by the Principal Surety to represent both its and EVEREST’s interests; and

(3)	Review and approve all pleadings, litigation submissions, responses and answers submitted on behalf of EVEREST and retain separate counsel of its choice to represent it or to monitor a claim or litigation, the expense of which shall be the Principal Surety’s obligation pursuant to the indemnification obligations under this Agreement.

June 1, 2021 Subsuretyship, Power of Attorney, and Indemnification Agreement

C.    The Principal Surety may not delegate or assign its authority to direct, control, or settle any claims arising under the bonds to any third party without the prior written consent of EVEREST. In the event of an unauthorized delegation or assignment, EVEREST, in its sole discretion, may immediately assume the handling of the claim or demand that the Principal Surety and other Co-Indemnitors immediately post collateral for the benefit of, and in a form acceptable to, EVEREST up to an amount equal to EVEREST’s maximum potential exposure under the relevant bonds. If EVEREST permits the Principal Surety and other Co-Indemnitors to post less than EVEREST’s maximum potential exposure under the relevant bonds, EVEREST may, from time to time, require the Principal Surety to increase the amount of collateral immediately upon demand by any amount it deems appropriate, in its sole discretion, up to EVEREST’s maximum potential exposure.

8.     Principal Surety and Co-Indemnitor Hold Harmless and Indemnification Undertakings: The Principal Surety and other Co-Indemnitors, if any, shall jointly and severally and without limitation release, indemnify, and hold harmless EVEREST, its directors, officers, employees, attorneys, agents, subsidiaries, parent and affiliates from and against any and all liability, loss, payment, damage (including punitive and exemplary damages; however, to the extent that such punitive and exemplary damages are Extra-contractual Obligations (“ECO”), as this term is defined in the Reinsurance Contract, the obligations of the Principal Surety for such damages under this Section of this June 1, 2021 Agreement shall not exceed its proportionate share of ECO under the Reinsurance Contract), judgments, suits, demands, interest, attorneys’ fees and disbursements, cost and expense of any kind whatsoever which exceeds EVEREST’s reinsurance liability under the Reinsurance Contract and which arises from, without limitation, this June 1, 2021 Agreement and/or any of the following:

EVEREST’s Subsurety Support on any bond in excess of EVEREST’s reinsurance liability under the Reinsurance Contract;

An EVEREST power of attorney being affixed to a bond issued by the Principal Surety that is not approved by EVEREST regardless of whether EVEREST is replaced on any unreinsured bond issued by the Principal Surety or the Principal Surety posted collateral pursuant to Section 2 (“Unreinsured Bonds Prohibition”);

An EVEREST power of attorney being affixed to a bond issued by the Principal Surety that is not covered under the Reinsurance Agreement regardless of whether EVEREST is replaced on any unreinsured bond issued by the Principal Surety or the Principal Surety posted collateral pursuant to Section 2 (“Unreinsured Bonds Prohibition”);

June 1, 2021 Subsuretyship, Power of Attorney, and Indemnification Agreement

Any use of EVEREST powers of attorney or corporate seals contrary to the terms and conditions of this Agreement, the Reinsurance Contract, law, regulation, or EVEREST’s written or oral instructions including, but not limited to, those set forth in the attached Schedule B; or Claims handling activities undertaken by EVEREST in connection with any bonds on which it provided Subsurety Support regardless of whether the Principal Surety, EVEREST, or both are named in the bond claim or litigation (indemnified expenses shall include both allocated and unallocated loss adjustment expenses);

plus any and all liability, loss, damage, judgments, suits, demands, interest, arbitrator and arbitration costs and expenses (including those incurred under Paragraph 14 herein), attorneys’ fees and disbursements, cost and expense of any nature whatsoever incurred by EVEREST to enforce this Agreement. All such hold harmless and indemnification payments shall be made promptly by the Principal Surety or other Co-Indemnitors, if any, to EVEREST upon presentation of EVEREST’s written hold harmless and indemnification demand. This hold harmless and indemnification obligation to EVEREST shall survive the expiration or termination for any reason of this June 1, 2021 Agreement and the Reinsurance Contract.

9.    Setoff Rights: EVEREST, in its sole discretion, may set off any balances or amounts due from the Principal Surety under this June 1, 2021 Agreement and under the Reinsurance Contract against any obligations of any kind which EVEREST may incur pursuant to a contract of any kind heretofore or hereafter entered into between the Principal Surety and EVEREST, whether the contracting parties are acting as assuming reinsurer, ceding insurer, principal surety, subsurety, or in any other capacity. If the Principal Surety (including all affiliates and subsidiaries, whether or not covered by this Agreement) is comprised of more than one entity, all such entities shall be considered to be the Principal Surety subject to EVEREST’s setoff rights pursuant to this provision. In the event of insolvency of the Principal Surety, setoff shall be permitted in accordance with the terms of this provision and to the fullest extent permitted under applicable law.

10.  Subsurety Support as Reinsurance: As between EVEREST and the Principal Surety and Co-Indemnitors, EVEREST’s Subsurety Support on any bond shall be construed to be reinsurance under the applicable Reinsurance Contracts, subject to all the terms and conditions contained therein except that any disputes arising from the terms and conditions of this June 1, 2021 Agreement shall be resolved in accordance with the arbitration procedures set forth below.

11.  Without Prejudice to Subsurety’s Subrogation Rights: Nothing herein shall be deemed or construed to adversely affect EVEREST’s subrogation rights, whether contractual, equitable or deriving from any other source, arising pursuant to any bond or pursuant to payment of a claim under any bond.

12.  Premium Taxes: The Principal Surety shall pay any premium taxes applicable to any bonds it issues on which EVEREST provides Subsurety Support.

13.  Administrative Fee: The Principal Surety shall pay EVEREST an administrative fee of Sixty Thousand Dollars ($60,000) per annum plus six percent (6.00%) of every dollar of premium in excess of One Million Dollars ($1,000,000) on any and all Principal Surety-issued bond business effective on or after June 1, 2021 with EVEREST on which EVEREST provides Subsurety Support, payable within thirty (30) calendar days of each June 1 that this June 1, 2021 Agreement remains in force.

June 1, 2021 Subsuretyship, Power of Attorney, and Indemnification Agreement

14.  Arbitration: As a condition precedent to any right of action hereunder, any and all disputes relating to this Agreement, including its formation, interpretation and performance, shall be resolved by a panel of three (3) arbitrators. Such arbitration shall be initiated at the written request of either party in accordance with the following procedures:

A.    Each party shall choose an arbitrator, and the two (2) so chosen shall choose the third. If either party fails to appoint an arbitrator within thirty (30) days of being requested to do so by the other party, the requesting party may choose both arbitrators, who shall choose the third. In the event the two (2) arbitrators are unable to agree upon the third arbitrator within thirty (30) days of their appointment, then the third arbitrator shall be appointed by the American Arbitration Association. All arbitrators shall be active, former, or retired executive officers, (including but not limited to active, former or retired in-house counsel) of insurance or reinsurance companies with surety business experience and shall not have a personal or financial interest in the parties or the outcome of the arbitration.

B.    The party requesting arbitration shall submit its statement of claim within thirty (30) days of the selection of the third arbitrator, and the respondent shall submit its statement of claim thirty (30) days thereafter, or in accordance with other time frames as determined by the arbitration panel. The panel shall make its decision with regard to the custom and practice of the insurance and reinsurance surety business. The panel is relieved of all judicial formalities and may abstain from following the strict rules of evidence and procedure.

C.    The panel shall issue its decision as promptly as possible following the completion of a hearing, if there is one. In no event shall punitive damages be awarded. The majority decision of the arbitrators shall be final and binding upon all parties to the proceeding. Judgment may be entered upon the award of the panel in any court having jurisdiction thereof.

D.    The arbitration shall take place in Warren, New Jersey unless the parties agree otherwise or the panel decides it in the best interest of the arbitration to conduct all or part of the arbitration at another location.

E.    Pursuant to Paragraph 8 herein, all costs and expenses of said arbitration shall be borne by the Principal Surety and Co-Indemnitors, unless the panel were to rule that the parties to this June 1, 2021 Agreement would share the costs of the umpire and that each party bear its own costs, fees, and expenses of the arbitration. Each party’s costs, fees, and expenses of the arbitration shall include, but not be limited to, those of each party’s: arbitrator, employee(s), outside attorney(s), witness(e)s, expert(s), and/or any other person(s) or entity(ies) engaged by a party in connection with the arbitration.

15.  Warranties: The parties expressly warrant and represent that they are corporations in good standing in their respective places of domicile; that the execution of this June 1, 2021 Agreement is fully authorized by each of them; that the person or persons executing this June 1, 2021 Agreement have the necessary and appropriate authority to do so; that there are no pending agreements, transactions, or negotiations to which any of them is a party that would render this June 1, 2021 Agreement or any part thereof void, voidable, or unenforceable; and that no authorization, consent, or approval of any government entity is required to make this June 1, 2021 Agreement valid and binding upon them.

June 1, 2021 Subsuretyship, Power of Attorney, and Indemnification Agreement

16.   No Assignments: The Principal Surety may not assign, transfer, or delegate any of the rights or obligations under this June 1, 2021 Agreement without the prior written consent of EVEREST. Any purported assignment, transfer, or delegation shall be deemed void and without any force or effect. In the event that the Principal Surety subsequently enters into a loss portfolio transfer, aggregate stop loss, or other agreement involving the transfer of all or part of its exposure arising from the bonds subject to the Reinsurance Contract or otherwise affecting its underwriting, claims handling, or accounting performance under the Reinsurance Contract or this Agreement, it shall (i) disclose the existence of this June 1, 2021 Agreement to that third party by providing it with a copy prior to executing any agreement with that third party; and (ii) at EVEREST’S option, require that third party to execute this June 1, 2021 Agreement as a Co-Indemnitor as a condition precedent to executing any agreement with that third party.

17.   Entire Agreement: This June 1, 2021 Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes any and all previous agreements and understandings, whether written or oral.

18.   Notice: Every notice required or permitted under this June 1, 2021 Agreement shall be in writing, properly addressed to the parties, and either hand delivered; sent via overnight courier or the U.S. Postal Service, first-class and certified mail - return receipt requested and postage prepaid; or sent via facsimile transmission. There shall be a rebuttable presumption that such notice was received by the other party (i) on the same date it was hand-delivered or sent by facsimile transmission, the receipt of which is electronically confirmed in writing; (ii) on the second (2nd) day after being deposited with a recognized overnight courier service; or (iii) on the fifth (5th) day after being deposited in the U.S. mail.

19.   Choice of Law and Venue: This June 1, 2021 Agreement shall be construed in accordance with and governed by the substantive laws of New Jersey excluding New Jersey choice of law and conflict of laws principles, and the parties hereby submit to the personal jurisdiction and exclusive venue of the United States District Court for the District of New Jersey and/or to the state courts of New Jersey with respect to all matters that may arise hereunder to the extent necessary to enforce their arbitration rights under this Agreement.

20.   Modifications and Waivers: No modification or waiver of the provisions of this June 1, 2021 Agreement shall be valid or binding on either party unless in writing and signed by both parties.

21.   Remedies Cumulative: All remedies available to either party for breach of this June 1, 2021 Agreement are cumulative and may be exercised concurrently or separately. The exercise of any one remedy shall not be deemed an election of such remedy to the exclusion of any other remedy.

June 1, 2021 Subsuretyship, Power of Attorney, and Indemnification Agreement

22.   Enforcement Delays: Any delay or failure in enforcing any right or remedy afforded by the June 1, 2021 Agreement or by law shall not prejudice or operate to waive that right or remedy or any other right or remedy, including any remedy for a future breach of this Agreement, whether of a like or different character.

23.   Severability: If any provision of this June 1, 2021 Agreement is found invalid or unenforceable by a court of competent jurisdiction, the remainder of this June 1, 2021 Agreement shall continue in full force and effect.

24.   Interpretation: Each party acknowledges that it has had the opportunity to review this June 1, 2021 Agreement with the assistance of legal counsel. Consequently, the rule of construction that any ambiguity in this June 1, 2021 Agreement is to be construed against the drafting party shall be inapplicable to this June 1, 2021 Agreement and to any of its attachments. The section headings used in this June 1, 2021 Agreement are intended for convenience only and are not part of the written agreement between the parties. They shall not affect the construction and interpretation of this Agreement.

25.   Binding Effect:

A.    This June 1, 2021 Agreement is binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, and permitted assigns.

B.     For all Subsurety Support on bonds issued by the Principal Surety and/or Co-Indemnitors, as and if applicable, in accordance with this June 1, 2021 Agreement and/or alleged to have been issued in accordance with this Agreement, the obligations of the Principal Surety, and Co-Indemnitors, if any and as applicable, under this Agreement, and as applicable, the Reinsurance Contract shall survive the termination of this June 1, 2021 Agreement and the Reinsurance Contract.

26.   Execution and Counterparts: This June 1, 2021 Agreement may be executed in two or more counterparts and facsimile signatures shall be as valid and binding on the parties as if they were original signatures. Each counterpart shall be considered an original hereof, but together, they shall constitute one agreement.

June 1, 2021 Subsuretyship, Power of Attorney, and Indemnification Agreement

IN WITNESS WHEREOF, the parties have caused this June 1, 2021 Agreement to be executed as an instrument under seal by their duly authorized representatives as of the date first written above.

EVEREST REINSURANCE COMPANY

/s/ Robert Cristiano
Authorized EVEREST signature

Robert Cristiano

Vice President - Surety
Title

[***]
Business Telephone

[***]
Business Facsimile Number

HOUSTON SPECIALTY INSURANCE COMPANY	IMPERIUM INSURANCE COMPANY

Chase Clark	Chase Clark
Name	Name

VP - Ceded Re	VP - Ceded Re
Title	Title

[***]	[***]
Business Telephone	Business Telephone

Business Facsimile Number	Business Facsimile Number

/s/ Chase Clark	/s/ Chase Clark
7/21/21	7/21/21

June 1, 2021 Subsuretyship, Power of Attorney, and Indemnification Agreement

GREAT MIDWEST INSURANCE COMPANY	OKLAHOMA SPECIALTY INSURANCE COMPANY

Chase Clark	Chase Clark
Name	Name

VP - Ceded Re	VP - Ceded Re
Title	Title

[***]	[***]
Business Telephone	Business Telephone

Business Facsimile Number	Business Facsimile Number

/s/ Chase Clark	/s/ Chase Clark
7/21/21	7/21/21

BOSTON INDEMNITY COMPANY, INC.

Chase Clark
Name

VP - Ceded Re
Title

[***]
Business Telephone

Business Facsimile Number

/s/ Chase Clark
7/21/21

June 1, 2021 Subsuretyship, Power of Attorney, and Indemnification Agreement

SCHEDULE A

LIST OF AUTHORIZED CUSTODIANS

1.	Bryan Morse
2.	Daniel B. McNally
3.	Deanna Spence
4.	Christopher Gagnon

June 1, 2021 Subsuretyship, Power of Attorney, and Indemnification Agreement

SCHEDULE B

REPORTING AND NOTIFICATION/
EVEREST POWER OF ATTORNEY
AUTHORIZATION AND LIMITATIONS

EVEREST hereby grants those authorized employees of the Principal Surety listed as custodians on Schedule A (the “Custodians”), as amended from time to time, power of attorney to sign bonds on EVEREST’s behalf as its attorney-in-fact for the purpose of providing Subsurety Support to the Principal Surety, as set forth in the attached Agreement, and subject to the limitations set forth below:

1.     EVEREST, always in the capacity of a subsurety, may be designated as an additional surety with or as a cut-through reinsurer for the Principal Surety only. Before any Custodian may designate EVEREST as a cut-through reinsurer in connection with any bond issued by the Principal Surety, prior written authorization must be obtained from EVEREST.

2.     EVEREST powers of attorney and corporate seals may not be altered or reproduced in any way.

3.     The Principal Surety shall maintain in a written or electronic format acceptable to EVEREST an accurate log of all EVEREST powers of attorney issued by Custodians and render an account of such powers to EVEREST within a reasonable time after each month-end or prior to requesting an additional supply of powers from EVEREST.

4.     The Principal Surety may utilize EVEREST powers of attorney only on business subject to the Reinsurance Contract and falling within the Reinsurance Contract warranty provisions. Any business not so covered must be submitted by the Principal Surety to EVEREST for a written special acceptance by an authorized EVEREST surety officer prior to an EVEREST power being affixed to a bond.

5.     The Custodians are authorized to exercise EVEREST powers of attorney and to imprint EVEREST’s corporate seal only as specifically directed by authorized employees of the Principal Surety and in strict compliance with this Power of Attorney Authorization and Limitations.

6.     Prior to signing any bond, each attorney-in-fact shall be cautioned by the Principal Surety to ascertain that EVEREST is qualified to provide Subsurety Support to the extent necessary to secure acceptance of the given bond by the approving authority. Although generally qualified at the federal and state government levels, EVEREST does not undertake to meet the requirements of all local jurisdictions.

7.     The Principal Surety shall seek the prior written approval of EVEREST before filing an EVEREST power of attorney in a court or public office where such filing justifies the general acceptance of bonds.

June 1, 2021 Subsuretyship, Power of Attorney, and Indemnification Agreement

8.     The blank certification date on each copy of the EVEREST power of attorney must be completed by the Principal Surety or the attorney-in-fact to correspond with the appropriate date of the bond to which it is affixed.

9.     In addition to the classes of surely business specifically excluded in the Reinsurance Contract, the following may never be written with EVEREST providing Subsurety Support by or on behalf of the Principal Surety:

A.   All business derived directly or indirectly from any Pool, Association or Syndicate;

B.    Assumed reinsurance, except reinsurance from affiliates

C.    Bonds of the following classification:

(1)	Bank Depository Bonds;

(2)	Note Guarantee Bonds;

(3)	Mortgage Deficiency Bonds;

(4)	Securities and Exchange Commission Liability Bonds;

(5)	Patent Infringement Bonds;

(6)	Dual Obligee Bonds (unless containing a savings or Los Angeles clause);

(7)	Mortgage Guarantee Bonds;

(8)	Credit Enhancement and Financial Guarantee Insurance or Bonds classified by the Surety Association of America Manual as (Non-Contract) classes 580, 581 or 597;

(9)	All Closure and Post-Closure Bonds;

(10)	Insurance Company Qualifying Bonds;

(11)	SBA Guaranteed Bonds; and

(12)	Bail Bonds;

(13)	Remediation Bonds;

(14)	Self-Insured Worker’s Compensation and Deductible Guarantee Bonds;

June 1, 2021 Subsuretyship, Power of Attorney, and Indemnification Agreement

(15)	Program and/or MGA business where underwriting authority has been extended and/or delegated outside of the Principal Surety or which is reinsured under separate programs; and

(16)	Bonds which are part of a larger deal structure which result in credit enhancement and/or securitization.

June 1, 2021 Subsuretyship, Power of Attorney, and Indemnification Agreement

AMENDMENT NO. 1 TO THE JUNE 1, 2021 SUBSURETYSHIP,
POWER OF ATTORNEY, AND INDEMNIFICATION AGREEMENT

This Amendment No. 1 to the June 1, 2021 Subsuretyship, Power of Attorney, and Indemnification Agreement (the “Amendment”) is dated as of January 14, 2022 (the “Amendment Date”) among Everest Reinsurance Company (“Everest”) and Houston Specialty Insurance Company, Imperium Insurance Company, Great Midwest Insurance Company, Oklahoma Specialty Insurance Company, and Boston Indemnity Company, Inc. (collectively referred to as the “Principal Surety”).

WHEREAS, Everest and the Principal Surety have entered into a June 1, 2021 Subsuretyship, Power of Attorney, and Indemnification Agreement (the “June 1, 2021 Agreement”) in connection with the Surety XOL Reinsurance Contract, effective June 1, 2021 (the “Reinsurance Contract”); and

WHEREAS Everest and the Principal Surety now seek to amend the June 1, 2021 Agreement on the terms set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	Amendments.

a.	Effective on June 1, 2021, the opening paragraph of the June 1, 2021 Agreement is amended to read as follows:

“This June 1, 2021 SUBSURETYSHIP, POWER OF ATTORNEY, AND INDEMNIFICATION AGREEMENT (the “June 1, 2021 Agreement”) is made this 1st day of June 2021 by and between EVEREST REINSURANCE COMPANY (“EVEREST”), a Delaware domiciled company with its principal offices at 100 Everest Way, Warren, New Jersey 07059 and HOUSTON SPECIALTY INSURANCE COMPANY, IMPERIUM INSURANCE COMPANY, GREAT MIDWEST INSURANCE COMPANY, and OKLAHOMA SPECIALTY INSURANCE COMPANY (hereinafter collectively referred to as the “Principal Surety”) with principal offices at 800 Gessner Road, Suite 600, Houston, Texas 77024.”

Amendment No. 1 to the June 1, 2021 Subsuretyship, Power of Attorney, and Indemnification Agreement

2.	Further assurances.

a.	Representations and Warranties: Boston Indemnity Company, Inc. hereby represents and warrants that: (1) it has not issued any bond on which Everest has provided Subsurety Support; (2) Boston Indemnity Company, Inc. has not ceded to the Reinsurance Contract any bond that has Everest Subsurety Support, and; (3) Boston Indemnity Company, Inc., and/or any Custodian on behalf of Boston Indemnity Company, Inc. has not used Everest powers of attorney or Everest corporate seals with respect to, or in connection with, any bond.

b.	Boston Indemnity Company, Inc. has no rights under the June 1, 2021 Agreement: Effective June 1, 2021, Boston Indemnity Company, Inc.: (1) has no rights under the June 1, 2021 Agreement, whether known or unknown, vested or unvested, contingent, or otherwise, and; (2) Boston Indemnity Company, Inc. has no right to the use of Everest powers of attorney or Everest corporate seals and may not issue any bond with Everest Subsurety Support.

c.	Further assurances of the Principal Surety: Effective June 1, 2021, no Custodian may exercise any Everest powers of attorney or utilize Everest’s corporate seals in any manner with respect to or in connection with Boston Indemnity Company, Inc. Pursuant to Paragraph 6 of the June 1, 2021 Agreement, the Principal Surety shall cooperate with Everest to obtain and promptly return to Everest all evidences of Everest powers of attorney or Everest corporate seals in the possession, custody or control of any Custodian or any other person employed by, or in any way affiliated with, Boston Indemnity Company, Inc.

3.	Miscellaneous.

a.	Governing Law. This Amendment shall be construed in accordance with and governed by the substantive laws of New Jersey, excluding New Jersey choice of law and conflict of laws principles.

Amendment No. 1 to the June 1, 2021 Subsuretyship, Power of Attorney, and Indemnification Agreement

b.	Effect of this Amendment. Except as expressly amended by this Amendment, none of the provisions, conditions, representations, warranties, obligations, covenants or agreements contained in the June 1, 2021 Agreement, and none of the rights remedies or obligations thereunder of the parties thereto are being hereby amended, modified or waived in any respect. This Amendment is not intended to constitute, nor does it constitute, an interruption, suspension of continuity, satisfaction, discharge of prior duties, novation, or termination of the security interests, liabilities, expenses or obligations under the June 1, 2021 Agreement, or the collateral required by the June 1, 2021 Agreement. This Amendment is not intended to amend, and does not amend, any term or condition of the Reinsurance Contract.

c.	Modifications. No provision of this Amendment may be modified or supplemented except by a written agreement executed by each of the parties hereto.

d.	Multiple Counterparts. This Amendment may be entered into in the form of two or more counterparts, each executed by one or more of the parties, and provided all parties shall so execute this Amendment, each of the executed counterparts, when duly exchanged or delivered, shall be deemed to be an original but, taken together, they shall constitute one instrument.

[Signature Pages Follow]

Amendment No. 1 to the June 1, 2021 Subsuretyship, Power of Attorney, and Indemnification Agreement

IN WITNESS WHEREOF, the parties, by their duly authorized representatives, have executed this Amendment as of the dates recorded below:

EVEREST REINSURANCE COMPANY

/s/ Robert Cristiano
Authorized EVEREST signature

Robert Cristiano

Vice President
Title

[***]
Business Telephone

Business Facsimile Number

HOUSTON SPECIALTY INSURANCE COMPANY	IMPERIUM INSURANCE COMPANY

Chase Clark	Chase Clark
Name	Name

VP - Ceded Re	VP - Ceded Re
Title	Title

[***]	[***]
Business Telephone	Business Telephone

Business Facsimile Number	Business Facsimile Number

/s/ Chase Clark	/s/ Chase Clark

Amendment No. 1 to the June 1, 2021 Subsuretyship, Power of Attorney, and Indemnification Agreement

GREAT MIDWEST INSURANCE COMPANY	OKLAHOMA SPECIALTY INSURANCE COMPANY

Chase Clark	Chase Clark
Name	Name

VP - Ceded Re	VP - Ceded Re
Title	Title

[***]	[***]
Business Telephone	Business Telephone

Business Facsimile Number	Business Facsimile Number

/s/ Chase Clark	/s/ Chase Clark

BOSTON INDEMNITY COMPANY, INC.

Chase Clark
Name

VP - Ceded Re
Title

[***]
Business Telephone

Business Facsimile Number

/s/ Chase Clark

Amendment No. 1 to the June 1, 2021 Subsuretyship, Power of Attorney, and Indemnification Agreement

AMENDMENT NO. 2 TO THE JUNE 1, 2021 SUBSURETYSHIP,
POWER OF ATTORNEY, AND INDEMNIFICATION AGREEMENT

This Amendment No. 2 to the June 1, 2021 Subsuretyship, Power of Attorney, and Indemnification Agreement (the “Amendment”) is dated as of February 3, 2022 (the “Amendment Effective Date”) among Everest Reinsurance Company (“Everest”) and Houston Specialty Insurance Company, Imperium Insurance Company, Great Midwest Insurance Company, and Oklahoma Specialty Insurance Company (collectively referred to as the “Principal Surety”).

WHEREAS, Everest and the Principal Surety have entered into a June 1, 2021 Subsuretyship, Power of Attorney, and Indemnification Agreement, which was subsequently amended by Amendment No. 1 to the June 1, 2021 Subsuretyship, Power of Attorney, and Indemnification Agreement (the “June 1, 2021 Agreement”);

WHEREAS, Everest and the Principal Surety entered into the June 1, 2021 Agreement in connection with the Surety XOL Reinsurance Contract, effective June 1, 2021 (the “Reinsurance Contract”); and

WHEREAS Everest and the Principal Surety now seek to further amend the June 1, 2021 Agreement on the terms set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	Amendments.

a.	Effective on the Amendment Effective Date, the fifth WHEREAS clause of the June 1, 2021 Agreement is deleted in its entirety and replaced with the following:

“WHEREAS, to induce EVEREST to enter into this June 1, 2021 Agreement with the Principal Surety, the Principal Surety has agreed to provide collateral in the amount of Seven Hundred Fifty Thousand Dollars ($750,000), payable in cash or letter of credit within thirty (30) calendar days of February 3, 2022.”

Amendment No. 1 to the June 1, 2021 Subsuretyship, Power of Attorney, and Indemnification Agreement

b.	Effective on the Amendment Effective Date, the final paragraph of Section 1 “Subsurety Support Limits” of the June 1, 2021 Agreement is deleted in its entirety and replaced with the following:

“Notwithstanding anything contained herein to the contrary, it is hereby understood and agreed by EVEREST and Principal Surety that where EVEREST is providing Subsurety Support to Principal Surety, the total cost to complete on all such bonds outstanding at any one time shall not exceed One Hundred Million Dollars ($100,000,000).”

c.	Effective on June 1, 2021, Section 13 “Administrative Fee” of the June 1, 2021 Agreement is deleted in its entirety and replaced with the following:

“13.     Administrative Fee: The Principal Surety shall pay EVEREST an administrative fee of: (i) Sixty Thousand Dollars ($60,000) per annum (the “Flat Fee Portion”), and; (ii) four percent (4.00%) of every dollar of premium in excess of One Million Dollars ($1,000,000) on any and all Principal Surety-issued bond business effective on or after June 1, 2021 with EVEREST on which EVEREST provides Subsurety Support (the “Variable Fee Portion”).

The Flat Fee Portion of the administrative fee is payable to EVEREST within thirty (30) calendar days of June 1, 2021, and on each June 1 thereafter that this June 1, 2021 Agreement remains in force.

The Variable Fee Portion of the administrative fee is payable to EVEREST within thirty (30) calendar days of June 1, 2022, and on each June 1 thereafter that this June 1, 2021 Agreement remains in force.”

2.	Miscellaneous.

a.	Governing Law. This Amendment shall be construed in accordance with and governed by the substantive laws of New Jersey, excluding New Jersey choice of law and conflict of laws principles.

Amendment No. 1 to the June 1, 2021 Subsuretyship, Power of Attorney, and Indemnification Agreement

b.	Effect of this Amendment. Except as expressly amended by this Amendment, none of the provisions, conditions, representations, warranties, obligations, covenants or agreements contained in the June 1, 2021 Agreement, and none of the rights remedies or obligations thereunder of the parties thereto are being hereby amended, modified or waived in any respect. This Amendment is not intended to constitute, nor does it constitute, an interruption, suspension of continuity, satisfaction, discharge of prior duties, novation, or termination of the security interests, liabilities, expenses or obligations under the June 1, 2021 Agreement, or the collateral required by the June 1, 2021 Agreement. This Amendment is not intended to amend, and does not amend, any term or condition of the Reinsurance Contract.

c.	Modifications. No provision of this Amendment may be modified or supplemented except by a written agreement executed by each of the parties hereto.

d.	Multiple Counterparts. This Amendment may be entered into in the form of two or more counterparts, each executed by one or more of the parties, and provided all parties shall so execute this Amendment, each of the executed counterparts, when duly exchanged or delivered, shall be deemed to be an original but, taken together, they shall constitute one instrument.

[Signature Pages Follow]

Amendment No. 1 to the June 1, 2021 Subsuretyship, Power of Attorney, and Indemnification Agreement

IN WITNESS WHEREOF, the parties, by their duly authorized representatives, have executed this Amendment as of the dates recorded below:

EVEREST REINSURANCE COMPANY

/s/ Robert Cristiano
Authorized EVEREST signature

Robert Cristiano

Vice President
Title

[***]
Business Telephone

Business Facsimile Number

HOUSTON SPECIALTY INSURANCE COMPANY	IMPERIUM INSURANCE COMPANY

Chase Clark	Chase Clark
Name	Name

VP - Ceded Re	VP - Ceded Re
Title	Title

[***]	[***]
Business Telephone	Business Telephone

Business Facsimile Number	Business Facsimile Number

/s/ Chase Clark	/s/ Chase Clark

Amendment No. 1 to the June 1, 2021 Subsuretyship, Power of Attorney, and Indemnification Agreement

GREAT MIDWEST INSURANCE COMPANY	OKLAHOMA SPECIALTY INSURANCE COMPANY

Chase Clark	Chase Clark
Name	Name

VP - Ceded Re	VP - Ceded Re
Title	Title

[***]	[***]
Business Telephone	Business Telephone

Business Facsimile Number	Business Facsimile Number

/s/ Chase Clark	/s/ Chase Clark

Amendment No. 1 to the June 1, 2021 Subsuretyship, Power of Attorney, and Indemnification Agreement